SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURREN REPORT PURSUANT TO
                  SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

               California                                        77-0446957
(State or other jurisdiction of incorporation or organization)(I.R.S. Employer
                                                             Identification No.)

                        Commission File Number: 000-23575

       445 Pine Avenue, Goleta, California                     93117
     (Address of principal executive offices)                (Zip code)

                                :  (805) 692-5821
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit :

99.1 Press release dated October 22, 2003, entitled "Community West Bancshares
     (CWBC) Announces 32% Increase in Third Quarter Net Income; Earnings Per Share to $.16 for Third Quarter and $.30 for Year To Date."

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Results of Operations and Financial Condition
---------------------------------------------

     On October 22, 2003, the Company issued a press release announcing financial results for the quarter ended September 30, 2003, a copy of which is attached as Exhibit 99.1 to this current Report on Form 8-K.


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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2003                 COMMUNITY WEST BANCSHARES

                                By:/s/Michael A. Alexander
                                   -----------------------

                                   Michael A. Alexander
                                   Chairman of the Board and
                                   Chief Executive Officer


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